SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported) September 10, 1998


                               WASTE INDUSTRIES, INC.
                   -----------------------------------------------
                   (Exact name of registrant as specified in its
                                      charter)


                                 North Carolina
--------------------------------------------------------------------------------
                (State or other jurisdiction of incorporation)


            0-22417                                      56-0954929
---------------------------------             ----------------------------------
    (Commission file Number)                      (IRS Employer ID Number)


              3949 Browning Place, Raleigh, North Carolina 27609
--------------------------------------------------------------------------------
(Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code    (919) 782-0095
                                                      --------------------------


                                       NA
--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets.

      Pursuant to an Agreement and Plan of Merger dated as of September 9, 1998 (the "Merger Agreement"), by and among Waste Industries, Inc., a North Carolina corporation (the "Registrant"), TWS Merger Corporation, a Georgia corporation and a wholly owned subsidiary of the Registrant ("Subsidiary"), Trans Waste Services, Inc., a Georgia corporation ("Trans Waste"), the Thomas C. Cannon IRA and MML Limited Partnership, a Georgia limited partnership, as the sole shareholders of Trans Waste (the "Shareholders"), Thomas C. Cannon and James F. Taylor, the Registrant acquired, in exchange for approximately $10.0 million in cash plus 706,370 shares of the Registrant's Common Stock valued at approximately $14.7 million, all of the outstanding stock of Trans Waste effective on September 10, 1998. Trans Waste is engaged in solid waste collection and the development, ownership and operation of four transfer stations and a landfill in Albany, Georgia. The source of the funds for the acquisition was the Registrant's $60.0 million revolving credit facility with BB&T, $50.0 million of which is available for acquisitions and capital expenditures.


Item 7.  Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired. At the time of the filing of this Report, it is impracticable for the Registrant to provide any of the financial statements for the acquired business required by Item 7 of Form 8-K promulgated by the Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Accordingly, the Registrant will file the required financial statements as soon as practicable, but not later than November 24, 1998, as required by such
      Item 7.

(b) Pro Forma Financial Information. At the time of the filing of this Report, it is impracticable for the Registrant to provide any of the pro forma financial information required by Item 7 of Form 8-K promulgated by the Commission under the Exchange Act. Accordingly, the Registrant will file the required financial statements as soon as practicable, but not later than November 24, 1998, as required by such Item 7.

(c)   Exhibits.

      2.2 Agreement and Plan of Merger dated as of September 9,1998, by and among the Registrant, Subsidiary, Trans Waste, the Shareholders, Thomas C. Cannon and James F. Taylor.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    WASTE INDUSTRIES, INC.



Date: September ____, 1998           /s/ Robert H. Hall
                                    -------------------
                                    Robert H. Hall,
                                    Vice President and Chief Financial Officer